Exhibit 99.2

Third Quarter 2016 Earnings Results  October 25, 2016  POLARIS INDUSTRIES INC.

Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2016 and 2017 sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; product recalls; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers.  Investors are also directed to consider other risks and uncertainties discussed in our 2015 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.Non-GAAP Measure - Constant Currency Reporting. This presentation includes information regarding the Company’s 2016 actual results and full year expectations on a constant currency basis, which is a non-GAAP measure, as well as on a GAAP basis. For purpose of comparison, the results on a constant currency basis uses the respective prior year exchange rates for the comparative period to enhance the visibility of the underlying business trends, excluding the impact of translation arising from foreign currency exchange rate fluctuations. 2  Q3'16 Earnings  SAFE HARBOR

Scott W. Wine Chairman & CEO Third Quarter 2016 Earnings Results October 25, 2016 POLARIS INDUSTRIES INC. Q3'16 Earnings 3

POLARIS

Q3 2016 Sales and Income

Q3 2016 Sales

($ millions)


$1,456.0
-19%
$1,185.1
Q3 2015
Q3 2016

Q3 2016 Net Income

($ millions)


$155.2
-79%
$32.3
Q3 2015
Q3 2016

Q3 sales and net income finished in-line with pre-release expectations

- ORV/Snowmobile sales down 23%; Motorcycles down 3%; Global Adjacent Markets up 6%
- Results include ~$65 million of costs associated with recall activity

Earnings reported at $0.50 per diluted share, down 78% from prior year

- Gross profit margin down 655 bps – volume, mix and warranty pressure, as indicated

N.A. dealer inventory down 10%, in line with company expectations

- ORV down 16%; motorcycles up as production has normalized

Q3 Sales & Earnings Finished In-Line With Revised Expectations

Q3'16 Earnings
4

POLARIS

Q3 2016 N.A. Powersports Retail Sales

Polaris Retail Sales vs. Prior Year

(% change, # vehicle units)


+11%
+7%
-6%
+6%
-7%
-9%
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

Retail Sales by Business vs. Q3 2015

(# vehicle units)	POLARIS	INDUSTRY
Off-Road Vehicles	↓ high-single digits %	↓ low-single digits %*
Side-by-Sides	↓ high-single digits %	
ATVs	↓ low-double digits %	
Motorcycles (900cc & above)	↑ high-single digits %	↓ high-single digits %
Snowmobiles	N/M (off-season)	N/M (off-season)

*estimated
N/M = Not Meaningful

Polaris N.A. retail down 9% for Q3 2016 vs. Q3 2015

- ORV down; MY'17 shipment delays, *RZR* recall disruptions; September retail trends improved in line with expectations
- Motorcycle retail sales up, Industry down

North American Industry retail trends continue to be weak; Q3 down

- Oil/Gas, Ag remain weak, election uncertainty

Managing Through Soft Industry Retail Trends

Q3'16 Earnings 5

Polaris Q3 2016 N.A. dealer inventory down 10% vs. Q3 2015 ORV down 16% year-over-year Motorcycles up significantly as expected, shipments normalized Snowmobiles down – timing, off-season Dealer inventory levels aggressively monitored Remain Diligent in Controlling Dealer Inventory Levels in Weak Industry Total N.A. Dealer Inventory Polaris N.A. Total Dealer Inventory 6 Q3'16 Earnings  N.A. Dealer Inventory -10% -10%

2016 Product Recalls Update

Previously announced recalls progressing on/ahead of plan

- Completion rates increasing weekly

Slingshot safety/service bulletins issued 10/24

- Anticipated costs included in Q3 results
- No injuries reported

Safety and quality improvements enhanced, including:

- Hired internal and external engineering experts
- Created new independent safety and quality function
- Enhanced post-sales surveillance

Remain market share leader in side-by-sides

- *RZR* share nearly 2½ times all competitors combined
- *RANGER* share over 2 times the next largest competitor

Recall Activity Accelerated to Get Polaris Owners Back Riding

Q3'16 Earnings 7

POLARIS

MY'17 Key Product Launch Summary

Off-Road Vehicles

POLARIS RANGER



***RANGER XP*® 1000**
More Power
Industry first gas HVAC
3 driver modes

POLARIS RZR



***RZR*® Turbo** – 168 HP
Race inspired ride & handling

POLARIS SPORTSMAN



New 850 & 1000
More power
Utility versions

POLARIS GENERAL



GENERAL™
2 & 4-seats
Turf mode

POLARIS RIDECOMMAND



RIDE COMMAND™
Industry's 1st technology connected vehicle

POLARIS ACE



ACE™ 500 / XC 900
More power
Wider, longer

Motorcycles

Indian MOTORCYCLE
POLARIS RIDECOMMAND

RIDE COMMAND™
Largest screen
Fastest interface
Most customizable



VICTORY

OCTANE®
104 HP, 76 FT-16 torque
32° lean angle
Modern American Muscle



SLINGSHOT

SLINGSHADE™
#1 requested accessory, sleek lines, lightweight, removable T-top panels



Remain on Offense with Product

Q3'16 Earnings 8

POLARIS

Recently Announced Acquisition

Transamerican Auto Parts (TAP)

- $740 million fully-integrated manufacturer, distributor, retailer & installer of off-road Jeep and truck accessories
- 75 retail stores, 6 distribution centers, ~1,700 employees
- Strong, experienced leadership team
- TAP to continue as distinct business


4WHEEL PARTS
PERFORMANCE CENTERS

Anticipated Reporting Structure After Close



Steve Eastman
President – PG&A / Aftermarket
30+ Years Retail Experience

New Reporting Segment: Aftermarket PG&A

Existing Aftermarket Brands
Klim, Kolpin, Pro Armor, Premier O.E.M., Trail Tech, 509

+

Transamerican Auto Parts Company
Smittybilt, Pro Comp, G2 Axle & Gear, Poison Spyder, Trail Master

Profitable Addition to Polaris Aftermarket Portfolio with Minimal Integration Risk

Q3'16 Earnings
9

Mike Speetzen EVP Finance & CFO Third Quarter 2016 Earnings Results October 25, 2016 POLARIS INDUSTRIES INC. Q3'16 Earnings 10

POLARIS

2016 Full Year Guidance

Total Company Sales & EPS

($ millions)


Sales
$4,719
mid- to high-single digits %
(unchanged from Pre-Release)
2015 Actual
FY 2016 Guidance
EPS (diluted)
$6.75
47% to 50%
$3.40 to $3.60
(narrowed)
2015 Actual
FY 2016 Guidance

Assumptions

- Protect market share – increased incentives
- Dealer inventory down mid- to high-single digits %
- F/X = minus ~35¢ per share
- Share count down ~3%
- Net income $ down 48% to 51%
- Gross margins down 380 to 390 bps

Segments

($ millions)


Off-Road Vehicles /Snowmobiles
$3,708.9
PG&A
Snow
ORV
2015 Actual
Down high-single to low-double digits %
PG&A
Snow
ORV
2016 Guidance
Motorcycles
$698.3
PG&A
Victory Indian Slingshot
2015 Actual
Up Low-single digits %
PG&A
Victory Indian Slingshot
2016 Guidance
Global Adjacent Markets
$312.1
PG&A
W&T Defense
2015 Actual
Up high-single digits %
PG&A
W&T Defense
2016 Guidance

Narrowing Guidance as Visibility Improves Nearing Year-end

Q3'16 Earnings 11

POLARIS

Off-Road Vehicles (ORV) / Snowmobiles

Q3 2016 ORV/Snowmobile Segment Sales

($ millions)


$1,193.5
PG&A
Snow
ORV
Q3 2015
↓23%
$923.4
PG&A
Snow
ORV
Q3 2016
Δ from Q3'15
↓0%
↓35%
↓25%

ORV down 25% due to weak industry / recall impact

Delayed MY'17 shipments for safety revalidation

Promotional environment remained aggressive

PG&A flat; delayed '17 PG&A shipments with wholegoods

ORV average selling price down 8% in Q3


RANGER
RANGER XP® 1000
Ranch Edition


RZR
POLARIS
RIDECOMMAND

Weak Industry / Recall Activity Overshadowing Improved Execution

Q3'16 Earnings
12

POLARIS

Motorcycles

Q3 2016 Motorcycle Segment Sales

($ millions)


$188.7
PG&A
Victory
Indian
Slingshot
Q3 2015
3%
$183.2
PG&A
Victory
Indian
Slingshot
Q3 2016
Δ from
Q3'15
10%
2%

Motorcycles down 3%

Indian and Victory up

Slingshot down – shipment timing

Full-year guidance revised down due to weaker industry trends

Average selling price was down 1% in Q3 – product mix


POLARIS
RIDECOMMAND
107.3
Indian
MOTORCYCLE

Indian® Roadmaster®


93
10

HOOLIGAN RACING


93

Indian® Super Hooligan Scout® Sixty

Share Gains Continue

Q3'16 Earnings 13

Q3 2016 GAM Segment Sales GAM  6% due to Taylor-Dunn acquisition PG&A up due to Taylor-Dunn acquisition Average selling price for GAM was up 1% in Q3 Building Existing Portfolio & Capabilities 14 Q3'16 Earnings  Global Adjacent Markets (GAM) ($ millions) PG&A PG&A Work & Transportation/Defense 6%$78.5 $73.8 Work &Transportation/Defense  14% 5% ∆ from Q3’15  BIGFOOT™ Econo Cab, 48V A customizable electric powered utility vehicle

International  Parts, Garments & Accessories (PG&A) 15 Q3'16 Earnings Q3 2016 Supplemental Sales Performance Motorcycles Global Adjacent Markets (GAM) Snowmobiles Motorcycles Global Adjacent Markets (GAM) Apparel 13% 14%  LatinAmerica 10%  1%  5% 11%  1%  3%  8% 12%  3% 19% 14% Q3 Sales 1% to $224.4 Million ∆ from Q3'15 ∆ from Q3'15 Q3 Sales 8% to $141.0 Million (-7% constant currency) ∆ from Q3'15 ∆ from Q3'15

POLARIS

2016 Gross Profit Margin Guidance

Gross Profit Margin Full-Year Guidance


28.4%
↓380 bps to
↓390 bps
2015 Actual
FY 2016
Guidance

Assumptions

F/X = minus ~100 bps

Warranty significantly higher, ~200 bps year-over-year

Value Improvement Process (VIP) & commodities ongoing

All segment gross margins expected lower for FY'16

Gross Profit Margin Guidance by Component

	Q3 2016 Actual	FY 2016 Guidance
Prior period	28.5%	28.4%
Production volume/capacity	↓	↓
Product cost reduction efforts	↑	↑
Commodity costs	↑	↑
Currency rates	↔	↓
Higher selling prices	↑	↑
Product mix	↓	↓
Motorcycle Production Constraints	↑	↑
New plant start-up costs	↓	↓
Warranty costs	↓	↓
Depreciation/Tooling amortization	↓	↓
Sales promotional costs	↓	↓
Current period	22.0%	24.5% to 24.6%
Change	*-655 bps*	*-380 to -390 bps*

KEY: ↑ Improvement ↓ Headwind ↔ Neutral

Warranty Costs Significantly Higher to Expedite Recall Completion

Q3'16 Earnings 16

17 Q3'16 Earnings Operating expenses: increase around ~300 bps, as a % of sales (legal & other recall related costs / acquisitions) Income from financial services: grow faster than total company sales Income taxes: approximately equal to 2015 income tax rate of 33.6% International sales: about flat with 2015 PG&A sales: grow faster than overall company Other FY 2016 Expectations

18 Q3 10-21-15 Continued Powersports industry challenges: flat to down third straight year Oil and Gas/Ag unchanged: ongoing pressure Tough competitive environment: promo spending remains elevated Non-recurring charges of $120 million, primarily in gross margins Mid-teens percent increase in R&D investments: safety, quality and innovation LEAN evolution progressing; ongoing VIP, side-by-side RFM implementation 2017 Initial Thoughts

Scott W. Wine Chairman & CEO Third Quarter 2016 Earnings Results October 25, 2016 POLARIS INDUSTRIES INC. Q3'16 Earnings 19

Powersports Markets Uninspiring, But Internal Execution Improves Significantly on All Levels 20 Q3 10-21-15 Global markets and economies: weak and unpredictable Political risks increasing: structural impediments to growth not addressed PII market position improves: ORV share stabilizes / Motorcycle share grows Solid foundation to build on: better inventories, lead times, TAP, etc. SQDC: Execution, execution, execution… Closing Comments

Thank You Questions?

22 Q3'16 Earnings Vision and Strategy Foreign Currency Exposure Q3 Financial Position Income from Financial Services SUPPLEMENTAL DATA

POLARIS®

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team

Safety & Ethics Always

Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

Growth

Margin Expansion

Product & Quality Leadership

LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Strategy and Objectives Remain Valid & Achievable

Q3'16 Earnings 23

24 Q3'16 Earnings Foreign Currency Exposure for Polaris Foreign Currency Hedging Contracts Outstanding Currency Impact on Net Income Compared to Prior Year Period Foreign Currency Currency Position  Q4 ’16 Cash Flow Exposure Hedged (Approx.) Notional Amounts (US $ in Millions) Avg. Exchange Rate of Open Contracts  FY 2016 (Expectation) Canadian Dollar (CAD) Long 80% $79 $0.72 to 1 CAD Negative Australian Dollar (AUD) Long 70% $23 $0.73 to 1 AUD Negative Euro (EUR) Long 0% - - Slightly Negative Japanese Yen (JPY) Short 5% $0 117 Yen to $1 Negative Mexican Peso (MXN) Short 100% $23 18 Peso to $1 Positive F/X Impacts vs. Prior Year($ in millions) Actual Q3 2016 FY 2016 Expectations Sales ($2) ($35) Gross Profit ($0) ($45) Pretax Income ($6) ($35) Open F/X Hedging Contracts as of September 30, 2016

Q3 2016 Polaris Financial Position 25 Q3'16 Earnings Capital Summary September 2016 Cash Drivers Fav/(Unfav) Sept 2015 Cash $ 123 -46% Debt /Capital Lease Obligations $ 437 +39% Shareholders’ Equity $ 928 -1% Total Capital $1,365 +9% Debt to Total Capital 32% (+7%) 2015 Operating cash flow down Factory inventory up year-over-year Cap Ex expected to be slightly higher than 2015 Operating Cash Flow Financial Position Remains Solid UpDouble-digits ($ millions) ($ millions) ($ millions) Expectations Q3 2016 Summary 2016 Expectations

Retail Credit Wholesale Credit PA Receivables 26 Q3'16 Earnings Income from Financial Services Portfolio Remains Healthy INCOME FROM FINANCIAL SERVICES 2016 expectations: grow faster than total Company sales Q3 income from financial services about flat – volume related New Wells Fargo P.A. partner working well $19.1 1%$19.2 6% $1,246.3 $1,321.1 ($ millions) ($ millions) Approval Rate Penetration Rate